SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  March 13, 1996


                     ALLEGHENY GENERATING COMPANY
        (Exact name of registrant as specified in its charter)

   Virginia                      0-14688               13-3079675
(State or other               (Commission File       (IRS Employer
 jurisdiction of               Number)                Identification
 incorporation)                                       Number)


                          12 East 49th Street
                       New York, New York  10017
               (Address of principal executive offices)


Registrant's telephone number,
  including area code:                                 (212) 752-2121

Item 5.    Other Events.

           In March 1996, certain executive officers of Allegheny Generating Company entered into change of control employment contracts with Allegheny Power System, Inc.


Item 7.    Financial Statements, Pro Forma Financial Information and
           Exhibits.

           (c)  Exhibits

                10.1 Form of Employment Contract with Certain Executive Officers Under Age 55

                10.2 Form of Employment Contract with Certain Executive Officers Over Age 55




                              SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ALLEGHENY GENERATING COMPANY



Dated:  April 11, 1996                      By:     CAROL G. RUSS
                                            Name:   Carol G. Russ
                                            Title:  Counsel

                                 Exhibit Index


Item No. 1      10.1  Form of Employment Contract with Certain Executive
                      Officers Under Age 55

                10.2 Form of Employment Contract with Certain Executive Officers Over Age 55








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